Dreyfus Balanced
Fund, Inc.




ANNUAL REPORT August 31, 2002




The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            17   Statement of Financial Futures

                            18   Statement of Assets and Liabilities

                            19   Statement of Operations

                            20   Statement of Changes in Net Assets

                            21   Financial Highlights

                            22   Notes to Financial Statements

                            29   Report of Independent Auditors

                            30   Important Tax Information

                            31   Board Members Information

                            33   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                    Dreyfus Balanced Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Balanced Fund, Inc., covering the 12-month period from September 1, 2001 through August 31, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Douglas D. Ramos, CFA, who manages the equity component of the fund, and Gerald E. Thunelius, Director of the Dreyfus Taxable Fixed Income Team that manages the fixed-income component of the fund.

Stock markets in the United States and around the world confronted a number of formidable challenges during the reporting period. In addition to lackluster corporate earnings and the war on terrorism, investors have recently contended with questions regarding the accuracy of companies' financial statements. These and other influences drove most major domestic stock market indices lower, including those that measure large-, mid- and small-cap stock performance.

Despite widespread pessimism among investors, we are generally optimistic about the future. The economy has begun to recover, showing signs of growth that have already begun to have a positive effect on corporate earnings. Recent market declines may have created attractive values in some stocks. At the same time, we believe that the recent accounting scandals will likely lead to higher standards and stronger oversight of corporate behavior, which should give investors greater confidence.

One key to success during turbulent times such as these is an investment horizon that is measured in years, not weeks or months. Remember, over the long term stocks have historically produced higher returns than other types of investments. For investors with a long-term perspective, we believe that stocks should continue to provide considerable potential for growth.

If you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the financial markets.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 16, 2002




DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager
Gerald E. Thunelius,  Director, Dreyfus Taxable Fixed Income Team

How did Dreyfus Balanced Fund, Inc. perform relative to its benchmark?

For the 12-month period ended August 31, 2002, the fund produced a total return of -14.21% .(1) This compares with the performance of the fund's Customized Blended Index that produced a total return of -7.55%. The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") that comprised 60% of our blended index provided a total return of -17.99% for the 12 months ended August 31, 2002.(2) The Lehman Brothers Aggregate Bond Index that comprised 40% of our blended index produced a total return of 8.11% for the same period.(3)

We attribute these results primarily to a generally negative environment for stocks during a reporting period in which the fund emphasized stocks over bonds. Performance relative to the benchmark also suffered because of the fund's emphasis on corporate fixed-income instruments at a time when government bonds proved stronger.

What is the fund's investment approach?

The fund seeks long-term capital growth and current income. To pursue this goal, the fund invests in equity and fixed-income securities of U.S. and foreign issuers. The proportion of the fund's assets invested in each type of security will vary from time to time in accordance with Dreyfus' assessment of economic conditions and investment opportunities. However, under normal market conditions the fund's equity investments will range from 40% to 75% of its portfolio, with a benchmark allocation of 60%. Fixed-income investments (including cash and cash equivalents) will range from 25% to 60%, with a benchmark allocation of 40%.

In allocating assets between stocks and bonds, we assess the relative returns and risks of each asset class using a model that analyzes several factors, including interest-rate-adjusted price/earnings ratio, the valuation and volatility levels of stocks relative to bonds, and other economic factors such as interest rates.

                                                                     The Fund  3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

In selecting stocks, we use a valuation model to identify and rank stocks within an industry or sector based on:

*    VALUE, or how a stock is priced relative to its perceived intrinsic worth;

*    GROWTH, in this case the sustainability or growth of earnings or cash flow;
     and

*    FINANCIAL PROFILE, which measures the financial health of the company.

Next, based on fundamental analysis, we generally select the most attractive of the higher ranked securities. While we employ a value-tilted approach, the fund can invest in a mix of value and growth companies. Dreyfus manages risk by diversifying across companies and industries.

To select fixed-income investments for the fund, we review the terms of the instruments and evaluate the creditworthiness of the issuers, considering all factors that we deem relevant, including, as applicable, a review of the issuer's cash flow; the level of short-term debt; leverage; capitalization; the quality and depth of management; profitability; return on assets; and economic factors relative to the issuer's industry.

Up to 20% of the fund's fixed-income portfolio may be invested in securities rated below investment grade (BB/Ba and lower), but no lower than B, or the unrated equivalent as determined by Dreyfus (commonly referred to as "high yield" or "junk" bonds).

What other factors influenced the fund's performance?

An improving U.S. economy in late 2001 and attractive valuations led us to concentrate a higher percentage of the fund's assets in stocks relative to the benchmark. However, while the economy emerged from recession, economic growth remained weaker than forecast. In addition, stocks suffered due to a series of accounting scandals that raised questions about the general reliability of corporate reporting practices. Concerns regarding global stability and the impact of the war on terrorism on global trade also weighed on stock prices. Among stocks, the fund delivered relatively strong returns in the areas of telecommunications, health care and utilities. However, these positive developments were outweighed by disappointments in the information technology, consumer discretionary, auto transports and industrials groups.

On the fixed-income side, our positive outlook on the U.S. economy led us to emphasize corporate bonds. However, the political and economic shocks that occurred during the reporting period created more favorable conditions for low-risk bonds such as U.S. Treasuries and government agencies. Although returns benefited to a degree from the strength in this area, the fund's relatively large percentage of corporate holdings caused overall bond performance to lag that of the Lehman Brothers Aggregate Bond Index.

What is the fund's current strategy?

We believe that current conditions and trends favor steady, albeit modest, economic growth. Accordingly, as of the end of the reporting period the fund continued to emphasize equities over fixed-income investments. Among stocks, we found a relatively large percentage of what we believe are attractive investments in the energy and information technology areas and relatively few in telecommunications services, industrials, utilities and health care. On the fixed-income side, we maintain a slightly overweighted exposure to corporate bonds that we believe are well positioned to benefit from a slow growth environment.

September 16, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2) SOURCE: LIPPER, INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

(3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                                     The Fund  5




FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Balanced Fund, Inc. with the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Aggregate Bond Index, and the Customized Blended Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 8/31/02


                                                                Inception                                                From
                                                                  Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                             9/30/92          (14.21)%             0.61%             6.90%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO POSITIVE RETURNS FROM ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS BALANCED FUND, INC. ON 9/30/92 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THREE DIFFERENT INDICES: (1) THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "S&P 500 INDEX"), (2) THE LEHMAN BROTHERS AGGREGATE BOND INDEX (THE "AGGREGATE BOND INDEX"), AND (3) THE CUSTOMIZED BLENDED INDEX. THE CUSTOMIZED BLENDED INDEX IS CALCULATED ON A YEAR-TO-YEAR BASIS. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES, AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE CUSTOMIZED BLENDED INDEX IS COMPOSED OF S&P 500 INDEX, 60%, AND AGGREGATE BOND INDEX, 40%. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT


6


STATEMENT OF INVESTMENTS

August 31, 2002

COMMON STOCKS--61.2%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SEVICES--1.6%

CDW Computer Centers                                                                             11,000  (a)             472,120

Lamar Advertising                                                                                11,500  (a)             367,540

McGraw-Hill Cos.                                                                                 28,000                1,775,480

                                                                                                                       2,615,140

CONSUMER DURABLES--.5%

Ford Motor                                                                                       27,000                  317,790

Goodyear Tire & Rubber                                                                           29,500                  398,840

                                                                                                                         716,630

CONSUMER NON-DURABLES--5.7%

Coca-Cola                                                                                        16,000                  816,000

Colgate-Palmolive                                                                                 7,000                  381,850

Kimberly-Clark                                                                                    8,400                  502,656

Kraft Foods, Cl. A                                                                               58,200                2,314,614

PepsiCo                                                                                          28,000                1,107,400

Philip Morris Cos.                                                                               33,000                1,650,000

Procter & Gamble                                                                                 19,100                1,693,215

UST                                                                                              18,000                  624,780

                                                                                                                       9,090,515

CONSUMER SEVICES--2.4%

Carnival                                                                                         36,000                  880,920

Clear Channel Communications                                                                     20,520  (a)             701,374

USA Interactive                                                                                  28,200  (a)             604,044

Viacom, Cl. B                                                                                    41,365  (a)           1,683,555

                                                                                                                       3,869,893

ELECTRONIC TECHNOLOGY--7.3%

Altera                                                                                           18,000  (a)             192,780

Analog Devices                                                                                   21,000  (a)             506,100

Applied Materials                                                                                18,000  (a,b)           240,480

Boeing                                                                                           16,000                  593,120

Dell Computer                                                                                    30,000  (a)             798,600

Gateway                                                                                          39,400  (a)             137,900

General Dynamics                                                                                  6,000                  471,840

Hewlett-Packard                                                                                  46,868                  629,437

Intel                                                                                            88,200                1,470,294

International Business Machines                                                                  28,000                2,110,640

Jabil Circuit                                                                                    33,000  (a)             617,430

KLA-Tencor                                                                                       14,000                  460,180

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

Lam Research                                                                                     21,100  (a)             245,393

Micron Technology                                                                                32,000  (a)             552,000

Motorola                                                                                         52,800                  633,600

National Semiconductor                                                                           14,400                  230,256

Raytheon                                                                                         15,000                  525,000

Teradyne                                                                                         25,000  (a)             316,250

Texas Instruments                                                                                18,000                  354,600

United Technologies                                                                               8,400                  498,876

                                                                                                                      11,584,776

ENERGY MINERALS--4.8%

Anadarko Petroleum                                                                               39,000                1,740,960

ChevronTexaco                                                                                     6,855                  525,299

Conoco                                                                                           23,000                  564,650

Exxon Mobil                                                                                      79,576                2,820,969

Ocean Energy                                                                                     48,000                1,006,080

XTO Energy                                                                                       45,000                  911,250

                                                                                                                       7,569,208

FINANCE--13.3%

Allstate                                                                                         43,000                1,600,460

American Express                                                                                 17,900                  645,474

American International Group                                                                     44,351                2,785,243

Bank of America                                                                                  15,300                1,072,224

Bank of New York                                                                                 28,000                  984,200

Citigroup                                                                                        68,733                2,251,006

Federal Home Loan Mortgage                                                                       23,000                1,474,300

Federal National Mortgage Association                                                            18,600                1,409,508

FleetBoston Financial                                                                            26,600                  641,858

Goldman Sachs Group                                                                               8,200                  633,860

Household International                                                                          18,900                  682,479

J.P. Morgan Chase & Co.                                                                          24,920                  657,888

MBNA                                                                                             30,000                  606,000

Marsh & McLennan Cos.                                                                            14,000                  681,100

Morgan Stanley                                                                                   26,600                1,136,352

St. Paul Cos.                                                                                     4,800                  146,016

Travelers Property Casualty, Cl. A                                                               37,970  (a)             596,881

Travelers Property Casualty, Cl. B                                                                6,101  (a)              99,387


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Wells Fargo                                                                                      47,000                2,452,930

XL Capital, Cl. A                                                                                 9,000                  662,490

                                                                                                                      21,219,656

FOREIGN GOVERNMENTAL--.0%

United Mexican States, Cl. B (Rights)                                                           250,000                     450

United Mexican States, Cl. C (Rights)                                                           250,000                     188

United Mexican States, Cl. D (Rights)                                                           250,000                     125

United Mexican States, Cl. E (Rights)                                                           250,000                       0

                                                                                                                            763

HEALTH SERVICES--1.7%

HCA                                                                                              33,300                1,550,115

Quest Diagnostics                                                                                 2,900  (a)             162,545

WellPoint Health Networks                                                                        14,000  (a)           1,041,180

                                                                                                                       2,753,840

HEALTH TECHNOLOGY--6.4%

Abbott Laboratories                                                                              20,000                  800,600

Amgen                                                                                            13,000  (a)             585,390

Bard (C.R.)                                                                                       8,000                  437,920

Bristol-Myers Squibb                                                                             18,900                  471,555

IDEC Pharmaceuticals                                                                             18,000  (a)             723,240

Johnson & Johnson                                                                                25,200                1,368,612

Merck & Co.                                                                                      12,400                  626,448

Pfizer                                                                                           86,000                2,844,880

Pharmacia                                                                                        25,000                1,092,500

Teva Pharmaceutical
   Industries, ADR                                                                                8,000                  530,400

Wyeth                                                                                            16,500                  706,200

                                                                                                                      10,187,745

INDUSTRIAL SERVICES--.9%

Schlumberger                                                                                     25,000                1,080,250

Transocean Sedco Forex                                                                           17,000                  416,500

                                                                                                                       1,496,750

NON-ENERGY MINERALS--.6%

Alcoa                                                                                            17,000                  426,530

Weyerhaeuser                                                                                     10,000                  545,100

                                                                                                                         971,630

                                                                                                         The Fund  9

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PROCESS INDUSTRIES--.9%

Dow Chemical                                                                                     23,000                  695,060

International Paper                                                                              18,000                  677,700

                                                                                                                       1,372,760

PRODUCER MANUFACTURING--4.2%

Danaher                                                                                          10,000                  601,500

Emerson Electric                                                                                  7,000                  341,460

General Electric                                                                                136,000                4,100,400

Honeywell International                                                                          14,000                  419,300

Masco                                                                                            27,200                  657,152

3M                                                                                                5,000                  624,750

                                                                                                                       6,744,562

RETAIL TRADE--3.9%

Home Depot                                                                                       20,000                  658,600

Lowe's Cos.                                                                                      14,200                  587,596

May Department Stores                                                                            20,600                  604,198

Safeway                                                                                          17,000  (a)             438,940

Staples                                                                                          35,000                  486,500

TJX Cos.                                                                                         70,800                1,400,424

Target                                                                                           46,600                1,593,720

Tiffany & Co.                                                                                    17,000                  421,600

                                                                                                                       6,191,578

TECHNOLOGY SERVICES--4.2%

AOL Time Warner                                                                                  59,500  (a)             752,675

Accenture, Cl. A                                                                                 31,500  (a)             518,175

Anthem                                                                                            5,200  (a)             328,172

Computer Sciences                                                                                13,600  (a)             500,888

First Data                                                                                       18,000                  625,500

Microsoft                                                                                        62,000  (a)           3,042,960

Oracle                                                                                           88,000  (a)             843,920

                                                                                                                       6,612,290

TRANSPORTATION--.4%

Norfolk Southern                                                                                 26,400                  552,552

Southwest Airlines                                                                               10,000                  142,100

                                                                                                                         694,652

10


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES--2.4%

AT&T                                                                                             36,400                  444,808

BellSouth                                                                                        19,000                  443,080

Duke Energy                                                                                      10,000                  268,300

Exelon                                                                                           10,000                  468,200

Liberty Media, Cl. A                                                                             60,000  (a)             501,600

SBC Communications                                                                               36,400                  900,536

TXU                                                                                              18,000                  870,480

                                                                                                                       3,897,004

TOTAL COMMON STOCKS

   (cost $108,676,989)                                                                                                97,589,392

PREFERRED STOCKS--.2%
------------------------------------------------------------------------------------------------------------------------------------

OIL AND GAS;

EXCO Resources,
  Cum. Conv., $1.05
   (cost $304,055)                                                                               14,465                  243,012

                                                                                              Principal
BONDS AND NOTES--34.2%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & DEFENCE--.4%

Boeing Capital,

   Sr. Notes, 5.75%, 2/15/2007                                                                  339,000  (b)             348,428

Goodrich (B.F.),

   Notes, 7%, 4/15/2038                                                                         399,000                  362,017

                                                                                                                         710,445

AIRLINES--1.1%

America West Airlines Pass-Through Trust,

  Pass-Through Ctfs.,

   Ser.1997-1, Cl.C, 7.53%, 1/2/2004                                                          1,214,993                  1,009,284

American Airlines,

  Pass-Through Ctfs.,

   Ser. 2001-1, Cl. A2, 6.817%, 5/23/2011                                                       250,000                  225,911

Continental Airlines,

  Pass-Through Ctfs.,

   Ser. 1999-1, Cl. A, 6.545%, 2/2/2019                                                         134,527                  121,369

                                                                                                              The Fund  11

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRLINES (CONTINUED)

Continental Airlines,

  Pass-Through Ctfs.,

   Ser. 2000-2, Cl. A1, 7.707%, 4/2/2021                                                        331,783                  296,344

U.S. Airways,

  Enhanced Equipment Notes,

   Ser. C, 8.93%, 10/15/2009                                                                    114,798  (c)              28,699

                                                                                                                       1,681,607

ASSET-BACKED CERTIFICATES--2.0%

Countrywide Home Loan,

   Ser. K, 5.625%, 5/15/2007                                                                    600,000                  619,874

IMPAC Secured Assets CMN Owner Trust,

   Ser. 2002-1, Cl. AI3, 5.57%, 3/25/2023                                                     1,900,000                1,945,125

MBNA Credit Card Master Note Trust,

   Ser. 2002-C1, Cl. C1, 6.8%, 7/15/2014                                                        523,000                  554,707

                                                                                                                       3,119,706

AUTO LOANS--1.1%

Ford Motor Credit,

   Global Landmark Securities, 6.5%, 1/25/2007                                                  336,000                  331,284

GMAC:

   Notes, 6.125%, 9/15/2006                                                                     368,000                  371,625

   Notes, 7%, 2/1/2012                                                                          250,000  (b)             251,040

   Bonds, 8%, 11/1/2031                                                                         731,000                  751,462

                                                                                                                       1,705,411

CABLE AND MEDIA--.3%

TCI Communication Financing III Bonds,

   Capital Securities, 9.65%, 3/31/2027                                                         287,000                  264,155

Viacom,

   Gtd Sr. Notes, 6.625%, 5/15/2011                                                             251,000  (b)             271,092

                                                                                                                         535,247

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--4.5%

CS First Boston Mortgage Securities:

   Ser. 1998-C1, Cl. A1A, 6.26%, 5/17/2040                                                    1,103,604                1,180,043

   Ser. 1998-C1, Cl. C, 6.78%, 5/17/2009                                                      1,471,000                1,591,665

Chase Commercial Mortgage Securities,

   Ser. 2001-245, Cl. A1, 6.173%, 2/12/2016                                                     570,000  (d,e)           606,788

GS Mortgage Securities II,

   Ser. 2001-LIBA, Cl. A2, 6.615%, 2/10/2016                                                  1,342,000                1,432,591

Morgan (J.P.) Commercial Mortgage, Finance

   Ser. 2000-C10, Cl. C, 7.535%, 8/15/2032                                                    1,370,000                1,577,521

12

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

TIAA CMBS I Trust Commercial Mortgage,

   Ser. 1999-1, Cl. A, 7.17%, 1/15/2032                                                         729,066  (d)             797,759

                                                                                                                       7,186,367

ELECTRIC UTILITIES--.7%

Long Island Lighting,

   Deb., 8.2%, 3/15/2023                                                                        438,000                  453,955

Nisource Finance,

   Gtd. Notes, 7.875%, 11/15/2010                                                               352,000                  346,115

Southern Co. Capital Funding,

   Gtd. Sr. Notes, Ser. A, 5.3%, 2/1/2007                                                       283,000  (e,f)           294,943

                                                                                                                       1,095,013

ELECTRONICS--.2%

Hewlett-Packard,

   Notes, 5.75%, 12/15/2006                                                                     330,000                  340,358

FINANCE--1.0%

Bank of New York,

  Sr. Sub Notes,

   4.25%,9/4/2012                                                                               300,000                  301,005

Goldman Sachs Group,

   Notes, 5.7%, 9/1/2012                                                                        700,000                  700,756

Household Finance,

   Notes, 6.75%, 5/15/2011                                                                      359,000                  356,702

USA Education,

   Notes, Ser. A, 5.625%, 4/10/2007                                                             227,000  (b)             242,696

                                                                                                                       1,601,159

FOOD PROCESSING--.2%

Tyson Foods,

   Notes, 8.25%, 10/1/2011                                                                      340,000  (d)             389,872

INSURANCE--.6%

Ace Capital Trust II Bonds,

   Gtd. Capital Securities, 9.7%,4/1/2030                                                       521,000                  625,156

Mercury General, Sr. Notes,

   7.25%, 8/15/2011                                                                             284,000                  317,985

                                                                                                                         943,141

LEASING--.4%

International Lease Finance,

   Notes, 6.375%, 3/15/2009                                                                     635,000                  663,197

                                                                                                          The Fund   13


MINING AND METALS--.9%

Alcoa,

   Notes, 6%, 11/15/2012                                                                        951,000                1,017,299

INCO,

   Notes, 7.75%, 5/15/2012                                                                      350,000                  384,885

Owens-Brockway Glass Container,

   Sr. Secured Notes, 8.875%, 2/15/2009                                                          77,000  (b)              79,503

                                                                                                                       1,481,687

OTHER SECURITIES--1.2%

Abbey National Capital Trust I,

  Gtd. Non-Cumulative Trust Preferred Securities,

   6.7%, 6/15/2008                                                                              599,000  (e,f)           630,252

Royal Bank of Scotland Group,

  Conv.Non-Cumaltive Dollar Preference Shares,

   9.118%, 3/31/2010                                                                            347,000  (f)             421,217

Sun Life of Canada Capital Trust I,

   Gtd. Capital Securities, 8.526%, 5/6/2007                                                    395,000  (f)             412,439

UBS Preferred Funding Trust I,

  Gtd. Non-Cumulative Capital Trust Securities,

   8.622%, 10/1/2010                                                                            336,000  (e,f)           397,839

                                                                                                                       1,861,747

PUBLISHING--.1%

Thomson, Bonds,

   5.75%, 2/1/2008                                                                              125,000                  130,613

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--.7%

Norwest Asset Securities:

   Ser. 1997-11, Cl. B2, 7%, 8/25/2027                                                          326,138                  330,809

   Ser. 1998-2, Cl. B2, 6.5%, 2/25/2028                                                         710,128                  739,598

                                                                                                                       1,070,407

RETAIL--.4%

Sears Roebuck Acceptance,

   Notes, 6.75%, 8/15/2011                                                                      685,000  (b)             715,613

SERVICES--.1%

Computer Sciences,

   Notes, 6.75%, 6/15/2006                                                                      202,000                  217,427

STRUCTURED INDEX--1.9%

Morgan Stanley Tracers:

   Notes, 7.201%, 9/15/2011                                                                     768,000  (d,g)           820,642

   Notes, 7.193%, 9/15/2011                                                                   2,016,000  (d,g)         2,154,184

   Notes, 6.766%, 6/15/2012                                                                      90,000  (d,g)            95,321

                                                                                                                       3,070,147

14
                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATIONS--.7%

ALLTElL,

   Sr. Notes, 7%, 7/1/2012                                                                      200,000                  211,833

British Telecommunications,

   Notes, 8.125%, 12/15/2010                                                                    366,000                  419,180

Dow Chemical,

   Notes, 6%, 10/1/2012                                                                         235,000                  240,233

France Telecom,

   Notes, 7.75%, 3/1/2011                                                                       215,000                  223,164

Nextel Communications,

   Conv. Sub. Deb., 5.25%, 11/15/2010                                                            60,000                   38,700

                                                                                                                       1,133,110

TOBACCO--.8%

Philip Morris Cos.:

   Notes, 7.65%, 7/1/2008                                                                       595,000                  678,537

   Notes, 7.75%, 11/15/2027                                                                     121,000                  134,496

UST,

   Notes, 6.625%, 7/15/2012                                                                     414,000                  433,795

                                                                                                                       1,246,828

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--14.9%

Federal Home Loan Mortgage Corp.,

   6.5%                                                                                         196,000  (h)             202,552

Federal National Mortgage Association,

  Mortgage-Backed:

      6.2%, 1/1/2011                                                                          1,328,923                1,463,450

      6%                                                                                      2,950,000  (h)           3,007,142

      6.88%, 2/1/2028                                                                           951,915                1,069,714

         Notes,

            4.9%, 6/13/2007                                                                   5,000,000                5,269,605

         Sub Notes,

            8%, 1/1/2030-11/1/2030                                                            1,613,545                1,720,813

         Real Estate Mortgage Investment Conduit,

            Ser. 1497, Cl. FF, 6.5%, 8/15/2021                                                1,650,000                1,689,650

Government National Mortgage Association I,

   7%, 9/15/2031                                                                              1,022,000  (h)           1,069,268

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                          2,477,000  (I)           2,949,466

U.S. Treasury Notes:

   5.75%, 10/31/2002                                                                          2,500,000                2,516,775

   2.125%, 8/31/2004                                                                          2,275,000                2,274,290

                                                                                                           The Fund  15

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

U.S Treasury Principal Strips,

   Zero Coupon, 10/15/2020                                                                    1,234,000                  443,095

                                                                                                                      23,675,820

TOTAL BONDS AND NOTES
   (cost $52,903,416)                                                                                                 54,574,922

SHORT-TERM INVESTMENTS--7.1%
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--3.4%

Becton Dickinson & Co.,

   1.87%, 9/3/2002                                                                            2,670,000                2,669,722

San Paolo U.S. Financial,

   1.88%, 9/3/2002                                                                            2,670,000                2,669,721

                                                                                                                       5,339,443

U.S. TREASURY BILLS--3.7%

   1.66%, 9/5/2002                                                                            4,800,000                4,799,218

   1.59%, 10/24/2002                                                                            365,000  (j)             364,157

   1.63%, 10/31/2002                                                                            800,000  (j)             797,880

                                                                                                                       5,961,255

TOTAL SHORT-TERM INVESTMENTS

   (cost $11,300,534)                                                                                                 11,300,698
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT (cost $173,184,994)                                                             102.7%              163,708,024

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (2.7%)              (4,228,337)

NET ASSETS                                                                                       100.0%              159,479,687

(A)  NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE  SECURITIES  ARE ON LOAN. AT AUGUST 31, 2002, THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $2,148,848  AND THE
     TOTAL MARKET VALUE OF THE COLLATERAL HELD BY THE FUND IS $2,212,340.

(C)  NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(D)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF  1993.  THESE  SECURITIES  MAY  BE  SOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS.  AT AUGUST 31,
     2002, THESE SECURITIES AMOUNT TO $4,864,566 OR 3.1% OF THE NET ASSETS.

(E)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(F)  DUE DATE SHOWN REPRESENTS EARLIEST DATE THE ISSUER MAY REDEEM THE SECURITY.

(G)  SECURITY LINKED TO A PORTFOLIO OF INVESTMENT GRADE DEBT SECURITIES.

(H)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(I)  PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSE IS  PERIODICALLY  ADJUSTED  BASED ON
     CHANGES TO THE CONSUMER PRICE INDEX.

(J)  PARTIALLY  HELD BY THE BROKER IN A SEGREGATED  ACCOUNT AS A COLLATERAL  FOR
     OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.


16


STATEMENT OF FINANCIAL FUTURES

August 31, 2002

                                                                     Market Value                         Unrealized
                                                                       Covered                            Appreciation
                                                       Contracts     by Contracts ($)      Expiration     at 8/31/2002 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG:

Standard & Poor's 500                                         43            9,848,075  September 2002           59,853

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  17

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2002

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           173,184,994   163,708,024

Cash                                                                     68,038

Receivable for investment securities sold                             3,482,644

Collateral for securities loaned--Note 1(c)                           2,212,340

Interest and dividends receivable                                       686,363

Receivable for shares of Common Stock subscribed                          2,972

Receivable for futures variation margin--Note 4                           1,075

Prepaid expenses                                                         12,564

                                                                    170,174,020
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            93,938

Payable for investment securities purchased                           8,156,192

Liabilities for securities loaned--Note 1(c)                          2,212,340

Payable for shares of Common Stock redeemed                             110,382

Accrued expenses                                                        121,481

                                                                     10,694,333
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      159,479,687
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     186,493,285

Accumulated undistributed investment income--net                        576,469

Accumulated net realized gain (loss) on investments                 (18,172,950)

Accumulated net unrealized appreciation (depreciation)
  on investments (including $59,853 net unrealized
  apprecition on financial futures)                                  (9,417,117)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      159,479,687
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      13,433,079

NET ASSET VALUE, offering and redemption price per share ($)              11.87

SEE NOTES TO FINANCIAL STATEMENTS.

18


STATEMENT OF OPERATIONS

Year Ended August 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                             3,885,225

Cash dividends (net of $2,154 foreign taxes withheld at source)      1,622,299

TOTAL INCOME                                                         5,507,524

EXPENSES:

Management fee--Note 3(a)                                            1,092,863

Shareholder servicing costs--Note 3(b)                                 598,821

Custodian fees--Note 3(b)                                               35,443

Professional fees                                                       24,419

Registration fees                                                       23,719

Prospectus and shareholders' reports                                    21,369

Directors' fees and expenses--Note 3(c)                                 17,120

Dividends on securities sold short                                       2,420

Loan commitment fees--Note 2                                             2,367

Miscellaneous                                                           14,652

TOTAL EXPENSES                                                       1,833,193

INVESTMENT INCOME--NET                                               3,674,331
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions:

  Long transactions                                                (12,599,379)

  Short sale transactions                                               34,257

Net realized gain (loss) on financial futures                       (4,809,719)

NET REALIZED GAIN (LOSS)                                           (17,374,841)

Net unrealized appreciation (depreciation) on investments
  (including $2,191,300 net unrealized appreciation on
  financial futures)                                               (13,978,042)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (31,352,883)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (27,678,552)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  19

STATEMENT OF CHANGES IN NET ASSETS

                                                        Year Ended August 31,
                                             -----------------------------------
                                                     2002                 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,674,331            5,204,135

Net realized gain (loss) on investments       (17,374,841)            (346,861)

Net unrealized appreciation
   (depreciation) on investments              (13,978,042)         (21,071,047)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (27,678,552)         (16,213,773)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (4,288,934)          (5,064,960)

Net realized gain on investments                       --           (7,548,675)

TOTAL DIVIDENDS                                (4,288,934)         (12,613,635)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  39,508,604           62,126,555

Dividends reinvested                            4,182,745           12,263,493

Cost of shares redeemed                       (47,253,705)         (49,131,132)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (3,562,356)          25,258,916

TOTAL INCREASE (DECREASE) IN NET ASSETS       (35,529,842)          (3,568,492)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           195,009,529          198,578,021

END OF PERIOD                                 159,479,687          195,009,529

Undistributed investment income--net              576,469            1,642,825
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     2,965,005            4,103,430

Shares issued for dividends reinvested            311,891              828,740

Shares redeemed                                (3,615,624)          (3,254,969)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (338,728)           1,677,201

SEE NOTES TO FINANCIAL STATEMENTS.


20

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                               Year Ended August 31,
                                    --------------------------------------------

                                                                2002(a)      2001       2000        1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                           14.16        16.42       16.51       15.19         18.15

Investment Operations:

Investment income--net                                           .27(b)       .39(b)      .41(b)      .42(b)        .47

Net realized and unrealized
   gain (loss) on investments                                  (2.25)       (1.65)       1.54        2.43          (.88)

Total from Investment Operations                               (1.98)       (1.26)       1.95        2.85          (.41)

Distributions:

Dividends from investment income--net                           (.31)        (.39)       (.43)       (.45)         (.46)

Dividends from net realized gain
   on investments                                                 --         (.61)      (1.61)      (1.08)        (2.09)

Total Distributions                                             (.31)       (1.00)      (2.04)      (1.53)        (2.55)

Net asset value, end of period                                 11.87        14.16       16.42       16.51         15.19
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                              (14.21)       (7.87)      12.62       19.37         (2.99)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                        1.01          .81         .96         .94           .91

Ratio of interest expense
   and loan commitment
   fees to average net assets                                    .00(c)        --         .00(c)      .03            --

Ratio of net investment income
   to average net assets                                        2.02         2.60        2.54        2.62          2.76

Portfolio Turnover Rate                                       200.50       295.43      160.38      162.40        177.85
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         159,480     195,010     198,578     188,215       359,521


(A)  AS  REQUIRED,  EFFECTIVE  SEPTEMBER  1,  2001,  THE  FUND HAS  ADOPTED  THE
     PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES
     AND BEGAN  AMORTIZING  DISCOUNT OR PREMIUM ON FIXED INCOME  SECURITIES ON A
     SCIENTIFIC BASIS AND INCLUDING PAYDOWN GAINS AND LOSSES IN INTEREST INCOME.
     THE  EFFECT OF THIS  CHANGE  FOR THE PERIOD  ENDED  AUGUST 31,  2002 WAS TO
     DECREASE NET INVESTMENT INCOME PER SHARE BY $.01, INCREASE NET REALIZED AND
     UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY $.01, AND DECREASE THE
     RATIO OF NET  INVESTMENT  INCOME TO AVERAGE NET ASSETS FROM 2.13% TO 2.02%.
     PER SHARE DATA AND RATIOS/SUPPLEMENTAL  DATA FOR PERIODS PRIOR TO SEPTEMBER
     1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund  21

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus  Balanced  Fund,  Inc.  (the  "fund") is registered under the Investment
Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth and current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Most debt securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other securities (including financial futures) are valued at the average of the most recent bid and asked prices in the market in which such securities are primarily traded, or at the last sales price for securities traded primarily on an exchange or the national securities market. In the absence of reported sales of securities traded primarily on an exchange or national securities market, the average of the most recent bid and asked prices is used, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $8,145 during the period ended August 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

                                                                    The Fund  23

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid quarterly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At August 31, 2002, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $634,213, accumulated capital losses $4,176,001 and unrealized depreciation $9,795,205. In addition, the fund had $13,731,619 of capital losses realized after October 31, 2001, which were deferred for tax purposes to the first day of the following fiscal year.

24

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to August 31, 2002. If not applied, $89,710 of the carryover expires in fiscal 2009 and $4,086,291 expires in fiscal 2010.

The tax character of distributions paid to shareholders during the fiscal years ended August 31, 2002 and August 31, 2001, respectively, were as follows: ordinary income $4,288,934 and $9,972,859 and long-term capital gains $0 and $2,640,776.

During the year ended August 31, 2002, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $424,202, increased net realized gain (loss) on investments by $520,875 and decreased paid-in capital by $96,673. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended August 31, 2002, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

                                                                    The Fund  25

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2002, the fund was charged $107,819 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2002, the fund was charged $56,173 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2002, the fund was charged $35,443 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) During the period ended August 31, 2002, the fund incurred total brokerage commissions of $173,972, of which $640 was paid to Dreyfus Brokerage Services. Dreyfus Brokerage Services was a wholly-owned subsidiary of Mellon Financial Corporation until January 31, 2002.


26


NOTE 4--Securities Transactions:

The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended August 31, 2002:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                       354,617,967          366,299,072

Short sale transactions                   1,287,762              181,169

     TOTAL                              355,905,729          366,480,241

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker or custodian of permissable liquid assets sufficient to cover its short position. At August 31, 2002, there were no securities sold short outstanding.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on
                                                                     The Fund 27

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

which the contract is traded and is subject to change. Contracts open at August 31, 2002 are set forth in the Statement of Financial Futures.

At August 31, 2002, the cost of investments for federal income tax purposes was $173,503,228; accordingly, accumulated net unrealized depreciation on investments was $9,795,204, consisting of $11,492,841 gross unrealized appreciation and $21,288,045 gross unrealized depreciation.

NOTE 5--Change in Accounting Principle:

As required, effective September 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing discount or premium on fixed income securities on a scientific basis. In addition, the Guide now requires paydown gains and losses to be included in interest income. Prior to September 1, 2001, the portfolio did not amortize premiums on fixed income securities and amortized discount on a straight line basis. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $27,641 reduction in accumulated undistributed investment income-net and a corresponding $27,641 increase in accumulated net unrealized appreciation (depreciation), based on securities held by the fund on August 31, 2001.

The effect of this change for the year ended August 31, 2002 was to decrease net investment income by $170,741 increase net unrealized appreciation (depreciation) by $27,461 and increase net realized gains (losses) by $143,280. The statement of changes in net assets and financial highlights for the prior periods have not been restated to reflect this change in presentation.

28


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Balanced Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Balanced Fund, Inc., including the statements of investments and financial futures as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of August 31, 2002 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Balanced Fund, Inc. at August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                       /s/ Ernst & Young LLP

New York, New York
October 17, 2002

                                                                    The Fund  29


IMPORTANT TAX INFORMATION (Unaudited)

The fund designates 37.45% of the ordinary dividends paid during the fiscal year ended August 31, 2002 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2003 of the percentage applicable to the preparation of their 2002 income tax returns.


30



BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (58)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Carlyle Industries, Inc., a button packager and distributor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

* QuikCAT.com, a developer of high speed movement, routing, storage and encryption of data, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

DAVID P. FELDMAN (62)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* 59 Wall Street Mutual Funds Group (11 Funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 54

                              --------------

JAMES F. HENRY (71)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President, CPR Institute for Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2001).

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ROSALIND GERSTEN JACOBS (76)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Merchandise and marketing consultant

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 37

                                                                    The Fund  31

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

DR. PAUL A. MARKS (75)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and Chief Executive Officer of Memorial Sloan-Kettering Cancer Center (Retired 1999)

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Pfizer, Inc., a pharmaceutical company, Director-Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

DR. MARTIN PERETZ (62)

BOARD MEMBER (1992)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Editor-in-Chief of The New Republic Magazine

* Lecturer in Social Studies at Harvard University

* Co-Chairman of TheStreet.com, a financial daily on the web

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Academy for Liberal Education, an accrediting agency for colleges and universities certified by the U.S. Department of Education, Director

* Digital Learning Group, LLC., an online publisher of college textbooks, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

BERT W. WASSERMAN (69)

BOARD MEMBER (1993)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Financial Consultant

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Malibu Entertainment International, Inc., Director

* Lillian Vernon Corporation, Director

* PSC, Inc., a leading provider of mobile and wireless systems, retail automation solutions and automated data collection products, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

IRVING KRISTOL, EMERITUS BOARD MEMBER


32


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 94 investment companies (comprised of 188 portfolios) managed by the Manager. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 56 years old, and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

ROBERT R. MULLERY, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 19 investment companies (comprised of 39 portfolios) managed by the Manager. He is 50 years old, and has been an employee of the Manager since May 1986.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 9 investment companies (comprised of 202 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 95 investment companies (comprised of 202 portfolios) managed by the Manager. He is 48 years old, and has been an employee of the Manager since June 1993.

                                                             The Fund  33




                For More Information

                        Dreyfus
                        Balanced Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  222AR0802